UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2010

ALLIS-CHALMERS ENERGY INC.
(Exact name of registrant as specified in its charter)

Delaware	001-02199	39-0126090
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5075 Westheimer Suite 890 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (713) 369-0550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

On November 12, 2010, Allis-Chalmers Energy Inc., a Delaware corporation (the “Company”), and certain of its subsidiaries entered into a Seventh Amendment (the “Seventh Amendment”), to its existing Second Amended and Restated Credit Agreement dated as of April 26, 2007, with Royal Bank of Canada, as administrative agent and collateral agent, and the lenders party thereto.

The Seventh Amendment, among other things, permits the Company to (i) repay borrowings from Caterpillar Financial Services Corporation for equipment financing and (ii) dispose of certain equipment.

The foregoing description is not complete and is qualified in its entirety by reference to the Seventh Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 5, 2010, the Board of Directors of the Company, upon recommendation by the Compensation Committee, authorized and approved, the payment of an annual cash bonus award to each of the executive officers named below for 2010.  The bonuses were granted to the officers as a result of (i) their meeting their respective pre-established individual performance goals and (ii) the Company meeting certain of its financial goals, in each case under the Company’s previously-announced 2010 annual incentive program.  In addition, a discretionary amount was granted to the executives in recognition of their services performed during 2010.

The Company’s 2010 annual incentive program was described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 9, 2010, which is incorporated herein by reference.

The following table sets forth the name and title of each executive officer and the amount of the cash bonus award for 2010 for each such executive officer.

Cash Bonus
Name and Title	Amount

Munawar H. Hidayatallah,	$600,000
Chairman and Chief Executive
Officer

Victor M, Perez,	$315,000
Chief Financial Officer

Theodore F. Pound III,	$350,000
General Counsel and Secretary

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit No.	Description
10.1
Seventh Amendment to Second Amended and Restated Credit Agreement, dated as of November 12, 2010, by and among the Company, as borrower, certain subsidiaries of the Company, as guarantors, Royal Bank of Canada, as administrative agent, and the lenders named thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIS-CHALMERS ENERGY INC.

Date: November 11, 2010	By:	/s/ Theodore F. Pound III
	Name: Title:	Theodore F. Pound III General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1
Seventh Amendment to Second Amended and Restated Credit Agreement, dated as of November 12, 2010, by and among the Company, as borrower, certain subsidiaries of the Company, as guarantors, Royal Bank of Canada, as administrative agent, and the lenders named thereto.